Exhibit 99.2

Boston Scientific Advancing science for life TM Boston Scientific Announces Agreement to Acquire Penumbra, Inc. January 15, 2026

Boston Scientific Advancing science for life TM Safe harbor for forward-looking statements Certain statements that we may make from time to time, including statements contained in this presentation and information incorporated by reference herein, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "may," "intend" and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding the financial and business impact of the transaction and anticipated benefits of the transaction, the closing of the transaction and the timing thereof, business plans and strategy, product launches and product performance and impact, and expected financial results. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this presentation. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. Factors that may cause such differences include, among other things: economic conditions, including the impact of foreign currency fluctuations; future U.S. and global political, competitive, reimbursement and regulatory conditions, including changing trade and tariff policies; geopolitical events; manufacturing, distribution and supply chain disruptions and cost increases; disruptions caused by cybersecurity events; disruptions caused by public health emergencies or extreme weather or other climate change–related events; labor shortages and increases in labor costs; variations in outcomes of ongoing and future clinical trials and market studies; new product introductions; expected procedural volumes; the closing and integration of acquisitions, including the ability to achieve the anticipated benefits of the proposed transaction and successfully integrate Penumbra’s operations; business disruptions (including disruptions in relationships with employees, customers or suppliers) following the announcement and/or closing of the proposed transaction; demographic trends; intellectual property; litigation; financial market conditions; future business decisions made by us and our competitors; the conditions to the completion of the proposed transaction, including the receipt of the required regulatory approvals and clearances, may not be satisfied at all or in a timely manner; and the closing of the proposed transaction may not occur or may be delayed. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10–K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements, except as required by law. This cautionary statement is applicable to all forward-looking statements contained in this presentation. 2

Boston Scientific Advancing science for life TM Important Information and Where to Find It In connection with the proposed transaction, Boston Scientific will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a proxy statement/prospectus (the “Proxy Statement/Prospectus”) for the stockholders of Penumbra, and Penumbra will mail the Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Boston Scientific and/or Penumbra may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY BOSTON SCIENTIFIC OR PENUMBRA WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Boston Scientific and/or Penumbra through the website maintained by the SEC at www.sec.gov. Security holders will also be able to obtain free copies of the documents filed by Boston Scientific with the SEC on Boston Scientific’s website at investors.bostonscientific.com or by contacting Boston Scientific Investor Relations at BSXInvestorRelations@bsci.com or by calling 508-683-4479. Security holders will also be able to obtain free copies of the documents filed by Penumbra with the SEC on Penumbra’s website at https://www.penumbrainc.com/investors/sec-filings/ or by contacting Penumbra Investor Relations at investors@penumbrainc.com. No Offer or Solicitation This presentation is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Participants in the Solicitation Boston Scientific, Penumbra and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Penumbra’s stockholders in connection with the proposed transaction. Information regarding Boston Scientific’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement/Prospectus and other relevant materials when they are filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of the Boston Scientific website at investors.bostonscientific.com. Information regarding the Boston Scientific’s directors and executive officers is contained in the sections entitled “Election of Directors” and “Securities Ownership of Director and Executive Officers” included in Boston Scientific’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000017/bsx-20250319.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in Boston Scientific’s Annual Report on Form 10–K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000011/bsx-20241231.htm), in Boston Scientific’s Form 8–K filed on April 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000024/bsx-20250418.htm), in Boston Scientific’s Form 8–K filed on September 4, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000043/bsx-20250829.htm), and in the Boston Scientific’s Form 8–K filed on October 23, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/885725/000088572525000048/bsx-20251022.htm). To the extent holdings of Boston Scientific securities by the directors and executive officers of Boston Scientific have changed from the amounts of securities of Boston Scientific held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding Penumbra’s directors and executive officers is contained in the sections entitled ““Proposal No. 1: Election of Directors”, “Information Regarding the Board of Directors and Corporate Governance”, and “Other Information Related to Penumbra, Its Directors and Executive Officers” included in Penumbra’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on April 16, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000074/pen-20250416.htm), in the section entitled “Directors, Executive Officers and Corporate Governance” included in Penumbra’s Annual Report on Form 10–K for the year ended December 31, 2024, which was filed with the SEC on February 18, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000012/pen-20241231.htm), and in Penumbra’s Form 8–K filed on August 27, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1321732/000132173225000101/pen-20250822.htm). To the extent holdings of Penumbra securities by the directors and executive officers of Penumbra have changed from the amounts of securities of Penumbra held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. 3

Boston Scientific Advancing science for life TM Today's Presenters Boston Scientific Penumbra MIKE MAHONEY Chairman & Chief Executive Officer JONATHAN MONSON Executive Vice President & Chief Financial Officer ADAM ELSESSER Chairman & Chief Executive Officer 4

Boston Scientific Advancing science for life TM Our purpose Advancing science for life Caring Meaningful innovation High performance Global collaboration Diversity Winning spirit 5

Boston Scientific Advancing science for life TM BSX + PEN: Strong strategic and financial fit Announced definitive agreement to acquire Penumbra, valued at $374 per share Entry into new, key segments with a WAMGR accretive to BSX Mechanical thrombectomy, embolization and neurovascular are large, underserved spaces Expands access for more physicians and patients Leveraging BSX capabilities (supply chain and global footprint) and differentiated call-point relationships Accretive, profitable growth profile supports LRP goals Combination delivers meaningful revenue contribution and cost efficiencies Experienced team with strong culture focused on innovation Strong alignment to Boston Scientific’s core values and purpose of Advancing Science for Life 6

Penumbra, Inc. Overview

A leader in vascular solutions focused on developing innovative technologies

Boston Scientific
Advancing science for life™

Headquartered in Alameda, CA

Products Manufactured in California

Penumbra

~4,500 Employees

Product Available in 100+ Markets

Financials

Q4 and FY 2025 Preliminary Revenue[1]

+21.4-22.0%	**+17.3-17.5%**
Q4:25 Reported growth (vs. 2024)	FY:25 Reported growth (vs. 2024)

Delivering profitable growth[1]

67.9-68.1%	**13.3-13.6%**
FY:25E Gross Margin	FY:25E Op. Margin

[1]Preliminary, unaudited financial results. Source: Penumbra, Inc. Provides Preliminary Update on Fourth Quarter and Full Year 2025 Financial Results. https://www.penumbrainc.com/investors/press-releases/.

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Boston Scientific Advancing science for life TM Expanding Into Significant Untapped New Segments Thrombectomy Total Annual U.S. Opportunity 1,250,000+ Arterial Patients 259K PE Patients 157K Stroke Patients 200K Venous / DVT Patients 351K Coronary Patients 289K Stroke Middle Meningeal Artery Embolization (MMAe) Pulmonary Embolism(PE) Coronary Peripheral Venous / Deep Vein Thrombosis(DVT) Arterial Embolization and Access Total Annual U.S. Opportunity 315,000+ Peripheral Patients 175K MMAe Patients 140K Internal Penumbra estimates 8

Boston Scientific Advancing science for life TM Penumbra Portfolio and Pipeline WAMGR of 11% in high-growth adjacent areas Embolization & Access Mechanical Thrombectomy Peripheral Neurovascular ~HSD growth opportunity Key Products Ruby Coil POD, Packing Coil ~Mid-teens growth opportunity Key Products Lightning Flash 3.0 Lightning Bolt 7&12 ~MSD growth opportunity Key Products Swift Coil System MIDWAY Intermediate Catheters BENCHMARKTM Access System ~HSD growth opportunity Key Products RED Reperfusion Catheters Penumbra System 9

Entering a New Phase of Innovation-Fueled Growth

Boston Scientific
Advancing science for life™

PE / DVT / ALI

Computer Assisted Vacuum Thrombectomy (CAVT) for Acute Intermediate-High Risk Pulmonary Embolism (PE) & Acute Limb Ischemia (ALI)



Indigo System™ + Lightning Flash® / Lightning Bolt®

MMA

Middle Meningeal Artery (MMA) Embolization for Chronic Subdural Hematomas



SwiftPAC™ Coil

Stroke

Blood Clot Removal for Ischemic Stroke with CAVT Technology



Penumbra System™ + Thunderbolt™[1]

PE = Pulmonary embolism; DVT = Deep vein thrombosis; CAVT = Computer Assisted Vacuum Thrombectomy; ALI = Acute Limb Ischemia; MMA = Middle Meningeal Artery

[1] U.S.: Caution: investigational device. Limited by Federal (or U.S.) law to investigational use only. Not available for sale

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Boston Scientific Advancing science for life TM Transaction Details Expect to complete the transaction in 2026 Transaction Structure Transaction consideration reflects a total equity value of $15B to be funded in approx. $11B in cash and approx. $4B in Boston Scientific stock, resulting in a 73% cash, 27% stock mix Based on Boston Scientific’s 10-day VWAP1 ending January 13, 2026, this will result in an equity issuance of approx. 41M shares, which was fixed at the time of signing Sources of financing Expect to finance ~$11B cash portion of transaction with a combination of cash on hand and new debt Nature of debt will be finalized between sign and close Capital Allocation Expect to maintain strong credit ratings Provides flexibility to execute capital allocation priorities of further tuck-in M&A followed by opportunistic share repurchase Approval Process Subject to approval from Penumbra shareholders and customary closing conditions Approved by both companies’ boards of directors 1 VWAP calculated based on trading days 11